                                                                          10.3.1



                             BANPONCE CORPORATION
                           Banco de Ponce Building
                           268 Munoz Rivera Avenue
                         Hato Rey, Puerto Rico  00918

                                                                   June 11, 1993



New York Life Insurance Company
         and Annuity Company
51 Madison Avenue
New York, New York 10010

Gentlemen:

         With reference to the Note Agreement, dated as of January 15, 1992 (the "Note Agreement"), between you and BanPonce Corporation, a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Company"), relating to $15,000,000 aggregate principal amount of the Company's 8.25% Senior Notes Due January 15, 1997, the Company agrees with you that Section 5.4(a)(3) of the Note Agreement be, and hereby is, amended and restated in its entirety as follows:

                           "(3)  (i) unsecured Funded Debt of the Company, (ii)
                    unsecured Funded Debt consisting of debt securities issued by BanPonce Financial Corp., a Restricted Subsidiary ("Financial"), and guarantied by the Company having an aggregate initial offering price of up to $250,000,000 issued pursuant to the Registration Statement (No. 33-41686) on Form S-3, filed by the Company and Financial with the Securities and Exchange Commission, as such may be amended from time to time in accordance with the Rules of such Commission, as such may be amended from time to time in accordance with the Rules of such Commission, (iii) unsecured Funded Debt consisting of debt securities issued either by Financial or by Popular International Bank, Inc., a Restricted Subsidiary ("PIB"), and guarantied by the Company, having an aggregate initial offering price of up to $400,000,000 issued pursuant to the Registration Statement (No. 33-57038) on Form S-3, filed by the Company, PIB and Financial with the Securities and Exchange Commission, as such may be amended from time to time in accordance with the Rules of such Commission, and (iv) Funded Debt of the Company and its Restricted Subsidiaries secured by liens permitted by Section 5.5(i), provided
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                    that at the time of issuance of any Indebtedness referred
                    to in clauses (i), (ii), (iii) or (iv) and after giving effect thereto and to the application of the proceeds thereof, Consolidated Funded Debt shall not exceed 50% of Consolidated Total Capitalization; and"

         The execution hereof by you shall constitute a contract between us, and this amendment agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement. Except as specifically provided hereinabove, the terms and provisions of the Note Agreement and the Notes have not been amended, waived or modified. From and after the date hereof, any references in the Note Agreement to "the Agreement," "this Agreement", "hereunder," or "hereof" or similar references shall be deemed to include the foregoing amendment of Section 5.4
(a)(3). This amendment agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                                   BANPONCE CORPORATION


                                                   By:
                                                          Its:



Accepted as of the date first above written.



                                                   NEW YORK LIFE INSURANCE
                                                   AND ANNUITY COMPANY

                                                   By:
                                                          Its:
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                                                                  EXHIBIT 10.3.1

                             BANPONCE CORPORATION
                           Banco de Ponce Building
                           268 Munoz Rivera Avenue
                         Hato Rey, Puerto Rico  00918

                                                                June 11, 1993


New York Life Insurance Company
51 Madison Avenue
New York, New York  10010

Gentlemen:

        With reference to the Note Agreement, dated as of January 15, 1992 (the "Note Agreement"), between you and BanPonce Corporation, a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Company"), relating to $15,000,000 aggregate principal amount of the Company's 8.25% Senior Notes Due January 15, 1997, the Company agrees with you that sec.5.4(a)
(3) of the Note Agreement be, and hereby is, amended and restated in its entirety as follows:

                "(3)   (i) unsecured Funded Debt of the Company, (ii) unsecured
       Funded Debt consisting of debt securities issued by BanPonce Financial Corp., a Restricted Subsidiary ("Financial"), and guarantied by the Company having an aggregate initial offering price of up to $250,000,000 issued pursuant to the Registration Statement (No. 33-41686) on Form S-3, filed by the Company and Financial with the Securities and Exchange Commission, as such may be amended from time to time in accordance with the Rules of such Commission, as such may be amended from time to time in accordance with the Rules of such Commission, (iii) unsecured Funded Debt consisting of debt securities issued either by Financial or by Popular International Bank, Inc., a Restricted Subsidiary ("PIB"), and guarantied by the Company, having an aggregate initial offering price of up to $400,000,000 issued pursuant to the Registration Statement (No. 33-57038) on Form S-3, filed by the Company, PIB and Financial with the Securities and Exchange Commission, as such may be amended from time to time in accordance with the Rules of such Commission, and (iv) Funded Debt of the Company and its Restricted Subsidiares secured by liens permitted by sec.5.5(i), provided that at the time of issuance of any Indebtedness referred to

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                        in clauses (i), (ii), (iii) or (iv) and after giving
                        effect thereto and to the application of the proceeds thereof, Consolidated Funded Debt shall not exceed 50% of Consolidated Total Capitalization; and"


        The execution hereof by you shall constitute a contract between us, and this amendment agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement. Except as specifically provided hereinabove, the terms and provisions of the Note Agreement and the Notes have not been amended, waived or modified. From and after the date hereof, any references in the Note Agreement to "the Agreement," "this Agreement", "hereunder," or "hereof" or similar references shall be deemed to include the foregoing amendment of sec.5.4(a)(3). This amendment agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                                BANPONCE CORPORATION


                                                By:

                                                     Its:


Accepted as of the date first above written.


                                                NEW YORK LIFE
                                                INSURANCE COMPANY

                                                By:

                                                     Its: